EXHIBIT 99.2

Merger of Renasant Corporation
and First M&F Corporation

February 7, 2013

Forward Looking Statement

ever forward.

RENASANT CORPORATION

 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. Congress passed the Private Securities Litigation Act of 1995 in an effort to encourage corporations to provide information about companies’ anticipated future financial performance. This act provides a safe harbor for such disclosure, which protects the companies from unwarranted litigation if actual results are different from management expectations. This release contains forward looking statements within the meaning of the Private Securities Litigation Reform
Act, and reflects management’s current views and estimates of future economic circumstances, industry conditions, company performance, and financial results. These forward looking statements are subject to a number of factors and uncertainties which could cause Renasant’s, M&F’s or the combined company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward looking statements. Forward looking statements speak only as of the date they are made and neither Renasant nor M&F assumes any duty to update forward looking statements. In addition to factors previously disclosed in Renasant’s and M&F’s reports filed with the SEC and those identified elsewhere in presentation, these forward-
looking statements include, but are not limited to, statements about (i) the expected benefits of the transaction between Renasant and M&F and between Renasant Bank and Merchants and Farmers Bank, including future financial and operating results, cost savings, enhanced revenues and the expected market position of the combined company that may be realized from the transaction, and (ii) Renasant and M&F’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts. Other statements identified by words such as “expects,” “anticipates,” “intends,”
“plans,” “believes,” “seeks,” “estimates,” “targets,” “projects” or words of similar meaning generally are intended to identify forward-looking statements. These statements are based upon the current beliefs and expectations of Renasant’s and M&F’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from those indicated
or implied in the forward-looking statements.

Transaction Terms

ever forward.

RENASANT CORPORATION

Consideration:	100% stock (tax-free exchange) Fixed exchange ratio of 0.6425x
Implied Price Per Share:	$12.35(1)
Aggregate Value:	$118.8 million(1)(2)
CDCI Preferred Stock and TARP Preferred Warrant Treatment:	$30.0 million CDCI to be redeemed in full prior to close TARP warrants to be repurchased at close Repurchase price to be negotiated with US Treasury
Board Seats:	Two current members from FMFC to be added to RNST’s board of directors
Ownership:	FMFC pro forma ownership will be approximately 20%
Required Approvals:	Customary regulatory approval, RNST and FMFC shareholder approval
Expected Closing:	Third quarter 2013
(1) Based on RNST’s 10 day average closing price as of February 4, 2013 of $19.22
(2) Does not include consideration to repurchase TARP warrants

Transaction Rationale

ever forward.

RENASANT CORPORATION

☑ Strategically advantageous
 • Acquisition of 120+ year old bank with quality core customer base
 – Combination of two 100+ year old institutions
 • In-market transaction consistent with our acquisition philosophy
 • Creates the 4th largest bank by pro forma deposit market share in Mississippi
 – Strengthens position throughout existing footprint and provides entrance into new markets
 • Enhances fee revenue businesses of insurance, mortgage, and wealth management
 • Complementary cultures and strong ties to community
 • Strong, stable deposits and earnings generation complement de novo and out-of-state market expansion activities
☑ Financially attractive
 • Immediately accretive to EPS, double-digit EPS accretion projected in 2014
 • Tangible book value earn back in approximately 2.5 years
 • IRR approximately 20%
 • Realization of significant expense synergies (25% of noninterest expense)
 • Pro forma capital ratios above “well capitalized” guidelines

Logical In-Market Transaction

Nashville
Johnson City
Knoxville
TENNESSEE
Memphis
Chattanooga
Huntsville
Tupelo
Atlanta
Birmingham
Kosciusko
ALABAMA
GEORGIA
Jackson
Montgomery
MISSISSIPPI
40
24
65
75
20
55
RNST
FMFC

Pro Forma Highlights

Branches[1]	117
Assets[2]	$5.8 billion
Gross Loans[2]	$3.8 billion
Deposits[2]	$4.9 billion

- Provides further expansion in current states of operation
  - Mississippi
    - Jackson MSA
    - DeSoto County
    - Oxford
    - Starkville
  - Alabama
    - Birmingham MSA
  - Tennessee
    - Greater Memphis
- 7 of 36 FMFC branches are located within 1 mile of a RNST branch

Source: SNL Financial
(1) Pro forma branches as of 1/31/2013
(2) Pro forma figures as of 12/31/2012, excluding purchase accounting adjustments ever forward.

RENASANT CORPORATION

5

Credit Due Diligence

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RENASANT CORPORATION

Extensive Credit Review
• Two tiered review conducted by Renasant’s senior
 credit officers and loan review team
• Individually reviewed 84% of adversely classified
 loans by volume, representing all relationships with
 a balance greater than $100,000
• Individually reviewed 100% of relationships with a
 balance greater than $500,000
• Conducted review of underwriting policy and
 procedure for smaller balance portfolios
• Reviewed 100% of OREO properties, including
 physical inspection of over 80% of OREO by
 volume
Cumulative Losses and Credit Mark
Cumulative Losses Since 12/31/07(1):  $118.2mm
Estimated Credit Mark (Loans & OREO)  $62.5mm
Total Estimated Losses Through Cycle: $180.7mm
As % of 12/31/07 Gross Loan Balance(2): 14.8%
(1) Represents cumulative net charge-offs and OREO expenses through 12/31/12
(2) 12/31/07 gross loans held for investment of $1.2 billion

Transaction Multiples

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RENASANT CORPORATION

Implied Price Per Share:	$12.35(1)
Price / Tangible Book Value Per Share:	119%
Price / 2012 EPS:	23.1x
Price / 2013 EPS(2):	15.8x
Core Deposit Premium:	1.5%
(1) Based on RNST’s 10 day average closing price as of February 4, 2013 of $19.22 and an exchange ratio of 0.6425x
(2) Based on analyst estimate

Financial Impact of the Transaction

Assumptions

- Credit Mark
  - Gross of Reserves: $54.7mm or 5.4% of loans
  - Net of Reserves: $37.5mm or 3.7% of loans
- OREO Mark: 30%
- Cost Savings: 25%, 40% realized in 2013 and 100% realized thereafter
- No revenue enhancements assumed
- Pre-Tax Merger Expenses: $12.0 million
  - 100% realized in 2013
- Core Deposit Intangible: 2.0%, amortized sum-of-the-years digits over 10 years
- Closing: Q3 2013

Attractive Returns

- Immediately accretive to EPS; double-digit EPS accretion projected in 2014
- Tangible book value earn back in less than two and a half years
- IRR approximately 20%

Pro Forma Capital Ratios

	RNST(1)	Pro Forma(2)	"Well Capitalized"
TCE/TA	7.7%	6.5%	N/A
Tier 1 Leverage	9.9%	8.3%	5.0%
Tier 1 Risk-Based	12.7%	11.0%	6.0%
Total Risk-Based	14.0%	12.1%	10.0%

(1) As of December 31, 2012
(2) Estimated pro forma capital ratios at close, including the redemption of the CDCI preferred stock

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RENASANT CORPORATION

8

Market Expansion Experience

RNST
FMFC
Acquisition
De Novo
Nashville
Johnson City
Knoxville
TENNESSEE
Memphis
Chattanooga
Huntsville
Tupelo
Atlanta
Birmingham
Kosciusko
ALABAMA
GEORGIA
Jackson
Montgomery
MISSISSIPPI
40
24
65
75
20
55

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RENASANT CORPORATION

9

Source: SNL Financial, Company documents

Market Expansion Experience

2010	July 23	**FDIC-assisted transaction:** Crescent Bank and Trust Company headquartered in Jasper, Georgia; assets ~ $1 billion
	September 8	**De novo expansion:** Columbus, Mississippi
2011	February 4	**FDIC-assisted transaction:** American Trust Bank headquartered in Roswell, Georgia; assets ~ $145 million
	June 29	**Trust acquisition:** RBC (USA) Trust Unit based in Birmingham, Alabama; AUM ~ $680 million
	July 1	**De novo expansion:** Montgomery, Alabama
	July 26	**De novo expansion:** Starkville, Mississippi
	August 23	**De novo expansion:** Tuscaloosa, Alabama
2012	May 2	**De novo expansion:** Maryville, Tennessee
	December 6	**De novo expansion:** Jonesborough, Tennessee
2013	January 17	**De novo expansion:** Bristol, Tennessee
	February 7	**Whole Bank transaction:** First M&F Corporation headquartered in Kosciusko, MS; assets ~$1.6 billion ever forward.

RENASANT CORPORATION

Source: SNL Financial, dates are those on which each transaction was announced

Summary Highlights

ever forward.

RENASANT CORPORATION

☑ Strategically advantageous
 • Acquisition of 120+ year old bank with quality core customer base
 • In-market transaction consistent with our acquisition philosophy
 • Creates the 4th largest bank by pro forma deposit market share in Mississippi
 • Enhances fee revenue businesses of insurance, mortgage, and wealth management
 • Complementary cultures and strong ties to community
 • Strong, stable deposits and earnings generation complement de novo and out-of-state market expansion activities
☑ Financially attractive
 • Immediately accretive to EPS, double-digit EPS accretion projected in 2014
 • Tangible book value earn back in approximately 2.5 years
 • IRR approximately 20%
 • Realization of significant expense synergies (25% of noninterest expense)
 • Pro forma capital ratios above “well capitalized” guidelines
☑           Low risk opportunity
 • Extensive due diligence process completed
 • Comprehensive review of loan and OREO portfolios
 • Conservative credit mark

Appendix

First M&F Corporation Highlights

Company Profile	
Bank Subsidiary	Merchants and Farmers Bank
Headquarters	Kosciusko, Mississippi
Bank Established:	1890
Offices	36 branches 9 insurance offices
Top 5 Markets by Deposit Market Share:	Jackson, MS Birmingham, AL Tupelo, MS Starkville, MS Memphis, TN

Financial Highlights (Year Ended 12/31/12)	
Total Assets: Gross Loans: Total Deposits:	\$1.6 billion \$1.0 billion \$1.4 billion
NPAs/Assets: Noninterest Income/Avg. Assets: Q4'12 Cost of Deposits:	2.15% 1.41% 0.54%

M&F Bank

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RENASANT CORPORATION

Source: SNL Financial

First M&F Corporation: Recent Improvements

Pre-Tax, Pre-Provision Revenue ($mm)(1)

$20.0
$15.0
$10.0
$5.0
$0.0
$18.8
$6.0
$13.8
$15.1
$17.9
2008
2009
2010
2011
2012

Credit Quality (2)

NPLs / Loans
NPAs / Assets
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.34%
2.23%
2.15%
0.80%
2008
2009
2010
2011
2012

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RENASANT CORPORATION

(1) In 2009, excludes $34.3 million goodwill impairment charge
(2) Nonperforming loans (NPLs) include loans 90 days past due and nonaccrual loans. Nonperforming assets (NPAs) include NPLs and other real estate owned
Source: SNL Financial, data as of 12/31/2012
• Increased Profitability
 – Net income available to common
 shareholders increased by 90% in 2012
• Fee Income
 – Mortgage banking revenue of $5.3 million
 – Insurance revenues of $3.5 million
• Considerable Improvement in Asset Quality
 – Nonperforming Loans/Loans at lowest
 level since 2006 (0.80% of gross loans)
 – 38% decrease in total nonperforming
 assets in 2012 (to 2.15% of total assets)

First M&F Corporation: Recent Improvements

Loan Portfolio

RE - Residential
RE - Commercial
C&D
C&I
Consumer & Other
100%
80%
60%
40%
20%
0%
22%
42%
22%
12%
3%
24%
50%
6%
16%
4%
2008
2009
2010
2011
2012

Deposit Mix

Non-Int. Bearing
Int. Bearing Trans.
Time < $100K
Time > $100K
100%
80%
60%
40%
20%
0%
14%
41%
23%
22%
20%
54%
14%
13%
2008
2009
2010
2011
2012

ever forward.

RENASANT CORPORATION

• Significant Remixing of Loan Portfolio
 – C&D loans now represent 6% of the
 portfolio, replaced by a greater
 concentration of owner occupied CRE and
 C&I loans
• Shift in Deposit Mix
 – Noninterest bearing deposits represent
 20% of total deposits
 – Decrease in time deposits to 27% of total
 deposits

Pro Forma Deposit Composition

Renasant Corporation (12/31/12)

18%
16%
49%
17%
Non-Int. Bearing
Int. Bearing Trans.
Time < $100K
Time > $100K

Pro Forma Company (12/31/12)

16%
17%
50%
16%

Historical Cost of Total Deposits

1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.10%
1.11%
1.01%
0.99%
0.93%
0.80%
0.85%
0.72%
0.71%
0.63%
0.65%
0.58%
0.60%
0.53%
0.54%
0.49%
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12

ever forward.

RENASANT CORPORATION

Source: SNL Financial, company earnings releases, data as of 12/31/2012
RNST  FMFC

Pro Forma Deposit Market Share

Rank	Institution	# of Branches	Total Deposits ($mm)	Market Share (%)
1	Regions Financial Corp.	146	$6,851	14.8
2	Trustmark Corp.	137	6,577	14.2
3	BancorpSouth Inc.	102	5,047	10.9
–	Pro Forma	77	2,830	6.1
4	Hancock Holding Co.	46	2,642	5.7
5	Community Bancshares of MS	37	1,915	4.1
6	BancPlus Corp.	59	1,814	3.9
7	Renasant Corp.	47	1,658	3.6
8	First M&F Corp.	30	1,172	2.5
9	Citizens National Banc Corp.	27	956	2.1
10	BankFirst Capital Corp.	13	626	1.4
11	Wells Fargo & Co.	13	619	1.3
12	Planters Holding Co.	15	616	1.3
13	Citizens Holding Co.	22	593	1.3
14	First Bancshares Inc.	17	536	1.2
15	State Capital Corp.	22	493	1.1
16	Peoples Financial Corp.	17	482	1.0
17	Guaranty Capital Corp.	13	472	1.0
18	First Horizon National Corp.	7	454	1.0
19	PriorityOne Capital Corp.	11	449	1.0
20	Merchants & Marine Bancorp	11	449	1.0
	Top 20 Institutions	**792**	**$34,420**	**74.5**
	Total Market	**1,199**	**46,221**	**100.0**

Rank	Institution	# of Branches	Total Deposits ($mm)	Market Share (%)
1	Regions Financial Corp.	118	$14,394	33.2
2	Banco Bilbao Vizcaya Argentaria SA	48	7,320	16.9
3	Wells Fargo & Co.	62	5,087	11.7
4	Synovus Financial Corp.	27	2,645	6.1
5	BB&T Corp.	28	2,603	6.0
–	Pro Forma	14	719	1.7
6	ServisFirst Bancshares Inc.	7	1,853	4.3
7	PNC Financial Services Group Inc.	33	1,556	3.6
8	Cadence Bancorp LLC	26	988	2.3
9	Bryant Bank	12	807	1.9
10	Renasant Corp.	10	568	1.3
11	AloStar Bank of Commerce	1	466	1.1
12	IBERIABANK Corp.	13	452	1.0
13	USAmeriBancorp Inc.	9	433	1.0
14	Charles Investment Group LLC	4	376	0.9
15	Progress Bank and Trust	4	357	0.8
16	BancorpSouth Inc.	11	285	0.7
17	Capstone Bancshares Inc.	3	211	0.5
18	SouthPoint Bank	3	198	0.5
19	Trustmark Corp.	4	175	0.4
20	Oakworth Capital Bank	1	171	0.4
21	River Financial Corp.	2	162	0.4
22	Altrust Financial Services Inc.	9	155	0.4
23	First M&F Corp.	4	152	0.4
	Top 20 Institutions	**424**	**$40,944**	**94.4**
	Total Market	**540**	**43,388**	**100.0**

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RENASANT CORPORATION

17
Source: SNL Financial
Deposit data as of 6/30/2012
(1)Represents deposit market share for the state of Mississippi
(2)Represents deposit market share for counties with RNST presence

Mississippi1
Alabama2

Deposit Market Share by County

County	RNST Market Share Information				FMFC Market Share Information				Pro Forma Market Share Information			
	Deposits ($mm)	Market Share	Branches	Rank	Deposits ($mm)	Market Share	Branches	Rank	Deposits ($mm)	Market Share	Branches	Rank
Lee, MS	$653.2	36.3	13	1	$133.6	7.4	3	4	$786.8	43.7 %	16	1
Morgan, AL	275.9	17.1	3	2	--	--	--	--	275.9	17.1	3	2
Shelby, TN	241.4	1.3	3	14	14.6	0.1	1	21	256.0	1.4	4	13
Davidson, TN	252.1	1.1	4	13	--	--	--	--	252.1	1.1	4	13
Madison, MS	--	--	--	--	250.4	10.6	5	4	250.4	10.6	5	4
Attala, MS	--	--	--	--	191.9	60.0	3	1	191.9	60.0	3	1
Shelby, AL	32.2	1.2	1	17	151.6	5.6	4	5	183.8	6.8	5	5
Cherokee, GA	173.2	7.6	3	6	--	--	--	--	173.2	7.6	3	6
Desoto, MS	84.1	4.2	4	8	64.3	3.2	3	9	148.3	7.4	7	5
Monroe, MS	138.9	23.5	4	2	--	--	--	--	138.9	23.5	4	2
Jefferson, AL	133.7	0.6	2	16	--	--	--	--	133.7	0.6	2	16
Forsyth, GA	126.5	4.8	2	9	--	--	--	--	126.5	4.8	2	9
Rankin, MS	--	--	--	--	121.9	5.4	4	7	121.9	5.4	4	7
Pickens, GA	116.3	15.8	2	3	--	--	--	--	116.3	15.8	2	3
Fulton, GA	112.1	0.2	3	21	--	--	--	--	112.1	0.2	3	21
Pontotoc, MS	106.1	27.8	2	2	--	--	--	--	106.1	27.8	2	2
Bartow, GA	103.5	8.9	2	5	--	--	--	--	103.5	8.9	2	5
Prentiss, MS	102.7	27.6	3	2	--	--	--	--	102.7	27.6	3	2
Lafayette, MS	25.0	2.9	2	8	76.2	8.9	2	5	101.2	11.8	4	4
Counties with top 5 market share				7				5				12

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RENASANT CORPORATION

Counties with Top 5 Deposit Market Share
Source: SNL Financial, deposit data as of 6/30/2012
Includes counties with pro forma deposits greater than $100 million
Blue highlight denotes top 5 deposit market share

Additional Information

ever forward.

RENASANT CORPORATION

Renasant and M&F will be filing a joint proxy statement/prospectus, and other relevant documents concerning the merger with the Securities and Exchange Commission (the “SEC”). This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. INVESTORS ARE URGED TO READ
THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN
CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY
STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RENASANT,
M&F AND THE PROPOSED MERGER. When available, the joint proxy statement/prospectus will be mailed to shareholders of both Renasant and M&F. Investors will also be able to obtain copies of the joint proxy statement/prospectus and other relevant documents (when they become available) free of charge at the SEC’s Web site (www.sec.gov). In addition, documents filed with the SEC by Renasant will be available free of charge from Mitchell Waycaster, Director of Investor Relations,
Renasant Corporation, 209 Troy Street, Tupelo, Mississippi 38804-4827, telephone: (662) 680-1215. Documents filed with the
SEC by M&F will be available free of charge from M&F by contacting John G. Copeland, Chief Financial Officer, First M&F
Corporation, 134 West Washington Street, Kosciusko, Mississippi 39090, telephone: (662) 289-8594.

 Renasant, M&F and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Renasant and M&F in connection with the proposed merger. Information about the directors and executive officers of Renasant is included in the proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on March 8, 2012. Information about the directors and executive officers of M&F is included in the proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on March 14, 2012. Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Investor Inquiries

RENASANT CORPORATION

ever forward.

RENASANT CORPORATION

E. Robinson McGraw
Chairman
President and Chief Executive Officer
Kevin D. Chapman
Senior Executive Vice President and
Chief Financial Officer
209 TROY STREET
TUPELO, MS 38804-
4827
PHONE: 1-800-680-
1601
FACSIMILE: 1-662-
680-1234
WWW.RENASANT.C
OM
WWW.RENASANTBA
NK.COM